SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 30, 1998
(Date of earliest event reported)

Commission File No. 333-48053



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                       59-3170055
       Delaware                                        59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


10401 Deerwood Park Boulevard
Jacksonville, Florida                                  32256
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Address of principal executive offices                 (Zip Code)


                                 (904) 987-5000
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               Registrant's Telephone Number, including area code


- --------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

     On April 23, 1998, EQCC Receivables Corporation and EQCC Asset Backed Corporation (collectively, the "Registrant"), sold EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-7F, Class A-IO and Class A-1A (the "Offered Certificates"), having an aggregate original principal balance of $738,874,072.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 1998, among the Registrant, Equicredit Corporation of America, as representative and servicer (the "Servicer") and U.S. Bank National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. EQCC Home Equity Loan Asset Backed Certificates, Series 1998-1, Class X, Class R, Class MR and Class LR Certificates (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     The Servicer obtained from Ambac Assurance Corporation (the "Insurer) a securities guaranty surety bond in favor of the Trustee for the benefit of the Certificateholders of the Offered Certificates (the "Securities Insurance Policy").

     As of the date of initial issuance, the Offered Certificates evidenced an interest in a trust fund (the "Trust Estate"), consisting primarily of (i) a pool of fixed- and adjustable-rate, mortgage loans, secured by mortgages, deeds of trust or other instruments creating a first or second lien on one- to four-family dwellings, (ii) all monies received on the Mortgage Loans on and after the Cut-Off Date (other than the Representative's Yield, as described in the Agreement), (iii) the Securities Insurance Policy and (iv) certain other property. The remaining undivided interests in the Trust Estate are evidenced by the Class X, Class R, Class MR and Class LR Certificates.

     Interest on the Offered Certificates will be distributed on each Payment Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

     Elections will be made to treat certain assets in the Trust Fund as three REMICs for federal income tax purposes (the "Upper-Tier REMIC", "Middle-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class A and Class X Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class R, Class MR and Class A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC, the Middle Tier REMIC and Lower-Tier REMIC, respectively.

Item 7.  Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
- -----------                             -----------

(EX-4) Pooling and Servicing Agreement, dated as of April 1, 1998, among EQCC Receivables Corporation and EQCC Asset Backed Corporation, Equicredit
                                        Corporation  of  America  and U.S.  Bank
                                        National Association, as trustee.


(EX-99.1)                               Securities  Guaranty  Surety Bond issued
                                        by Ambac Assurance Corporation

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        EQCC RECEIVABLES CORPORATION


September 30, 1998

                                        By:   /s/ Lenore Hanapel
                                            ---------------------------
                                        Name:     Lenore Hanapel
                                        Title:    Senior Vice President



                                        EQCC ASSET BACKED CORPORATION


September 15, 1998

                                        By:   /s/ Lenore Hanapel
                                            ---------------------------
                                        Name:     Lenore Hanapel
                                        Title:    Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                   Electronic (E)
- -----------                         -----------                   --------------

(EX-4)                     Pooling and Servicing Agreement,                E
                           dated as of April 1, 1998,
                           among EQCC Receivables Corporation
                           and EQCC Asset Backed Corporation,
                           Equicredit Corporation of America and
                           U.S. Bank National Association, as trustee.

(EX-99.1)                  Securities Guaranty Surety Bond issued by       E
                           Ambac Assurance Corporation